                       BRIGHTHOUSE LIFE INSURANCE COMPANY

                     BRIGHTHOUSE VARIABLE LIFE ACCOUNT ONE


                        SUPPLEMENT DATED APRIL 30, 2018
                                       TO
              PROSPECTUSES DATED MAY 1, 2001 AND NOVEMBER 9, 2009
                            (CUSTOM-SELECT FLEX VUL)

This will supplement the prospectuses dated May 1, 2001 (as supplemented) and November 9, 2009 (as supplemented) for variable life insurance policies issued by Brighthouse Variable Life Account One. The following information is provided with respect to the investment options available under the Flexible Premium Variable Life Insurance Policy (the "Policy") issued by Brighthouse Insurance Company ("BLIC" or the "Company").


The corresponding sections of the prospectus are supplemented or modified as follows:


EXPENSES


o DEDUCTIONS FROM THE INVESTMENT FUNDS


MORTALITY AND EXPENSE RISK CHARGE

We are waiving an amount of the Mortality and Expense Risk Charge equal to the Investment Fund expenses that are in excess of 0.58% for cash value allocated to the T. Rowe Price Large Cap Value Portfolio.


ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)


The following table describes the annual operating expenses for each Investment Fund for the year ended December 31, 2017, before and after any applicable contractual fee waivers and expense reimbursements:


MINIMUM AND MAXIMUM TOTAL ANNUAL INVESTMENT FUND OPERATING EXPENSES



                                                                        Minimum  Maximum
                                                                      --------- --------
Total Annual Investment Fund Operating Expenses
(expenses that are deducted from Investment Fund assets, including    0.39%     0.99%
management fees, distribution and/or service (12b-1) fees, and other expenses)

INVESTMENT FUND FEES AND EXPENSES AS OF DECEMBER 31, 2017

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Investment Fund fees and expenses, please refer to the prospectus for each Investment Fund.



                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
INVESTMENT FUND                                FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE
 FUNDS) -- SERIES I
 Invesco V.I. International Growth Fund      0.71%          --          0.22%

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
 Brighthouse/Aberdeen Emerging Markets       0.88%          --          0.11%
  Equity Portfolio




                                            ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                           FUND FEES     ANNUAL        AND/OR       ANNUAL
                                              AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                             EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- --------------- ----------
AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE
 FUNDS) -- SERIES I
 Invesco V.I. International Growth Fund     0.01%       0.94%         0.01%         0.93%

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
 Brighthouse/Aberdeen Emerging Markets        --        0.99%         0.05%         0.94%
  Equity Portfolio


                                                         DISTRIBUTION
                                                            AND/OR
                                            MANAGEMENT      SERVICE       OTHER
INVESTMENT FUND                                 FEE      (12B-1) FEES   EXPENSES
------------------------------------------ ------------ -------------- ----------
 Clarion Global Real Estate Portfolio         0.61%          --          0.05%

 ClearBridge Aggressive Growth Portfolio      0.55%          --          0.03%

 Invesco Small Cap Growth Portfolio           0.85%          --          0.03%

 MFS(R) Research International Portfolio      0.69%          --          0.05%

 Morgan Stanley Mid Cap Growth                0.65%          --          0.04%
  Portfolio

 PIMCO Total Return Portfolio                 0.48%          --          0.08%

 T. Rowe Price Large Cap Value Portfolio      0.57%          --          0.02%

 Victory Sycamore Mid Cap Value               0.65%          --          0.03%
  Portfolio

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
 BlackRock Bond Income Portfolio              0.33%          --          0.18%

 BlackRock Ultra-Short Term Bond              0.35%          --          0.04%
  Portfolio

 Jennison Growth Portfolio                    0.60%          --          0.02%

 Neuberger Berman Genesis Portfolio           0.81%          --          0.04%

 T. Rowe Price Large Cap Growth               0.60%          --          0.02%
  Portfolio

 T. Rowe Price Small Cap Growth               0.47%          --          0.03%
  Portfolio

 Western Asset Management Strategic           0.56%          --          0.04%
  Bond Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -- CLASS 1
 Templeton Foreign VIP Fund                   0.77%          --          0.05%

PUTNAM VARIABLE TRUST -- CLASS IA
 Putnam VT Sustainable Leaders Fund           0.55%          --          0.12%




                                             ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                            FUND FEES     ANNUAL        AND/OR        ANNUAL
                                               AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                              EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------ ----------- ----------- --------------- -----------
 Clarion Global Real Estate Portfolio          --        0.66%           --          0.66%

 ClearBridge Aggressive Growth Portfolio       --        0.58%         0.02%         0.56%

 Invesco Small Cap Growth Portfolio            --        0.88%         0.02%         0.86%

 MFS(R) Research International Portfolio       --        0.74%         0.10%         0.64%

 Morgan Stanley Mid Cap Growth                 --        0.69%         0.02%         0.67%
  Portfolio

 PIMCO Total Return Portfolio                  --        0.56%         0.03%         0.53%

 T. Rowe Price Large Cap Value Portfolio       --        0.59%         0.03%         0.56%

 Victory Sycamore Mid Cap Value                --        0.68%         0.09%         0.59%
  Portfolio

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
 BlackRock Bond Income Portfolio               --        0.51%           --          0.51%

 BlackRock Ultra-Short Term Bond               --        0.39%         0.03%         0.36%
  Portfolio

 Jennison Growth Portfolio                     --        0.62%         0.08%         0.54%

 Neuberger Berman Genesis Portfolio            --        0.85%         0.01%         0.84%

 T. Rowe Price Large Cap Growth                --        0.62%         0.05%         0.57%
  Portfolio

 T. Rowe Price Small Cap Growth                --        0.50%           --          0.50%
  Portfolio

 Western Asset Management Strategic            --        0.60%         0.06%         0.54%
  Bond Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -- CLASS 1
 Templeton Foreign VIP Fund                  0.02%       0.84%         0.01%         0.83%

PUTNAM VARIABLE TRUST -- CLASS IA
 Putnam VT Sustainable Leaders Fund            --        0.67%           --          0.67%


The information shown in the table above was provided by the Investment Funds. Certain Investment Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2019. These arrangements can be terminated with respect to these Investment Funds only with the approval of the Investment Fund's board of directors or trustees. Please see the Investment Funds' prospectuses for additional information regarding these arrangements.



INVESTMENT FUNDS


The Policy offers the Investment Funds which are listed below. Appendix A contains a summary of investment objectives and subadvisers, if any, for each Investment Fund. Additional Investment Funds may be available in the future.


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING US AT 1-800-638-5000. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://
WWW.SEC.GOV.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES I

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following portfolio is available under the contract:


     Invesco V.I. International Growth Fund



BRIGHTHOUSE FUNDS TRUST I  -- CLASS A

Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios.

(See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     Brighthouse/Aberdeen Emerging Markets Equity Portfolio

     Clarion Global Real Estate Portfolio

     ClearBridge Aggressive Growth Portfolio

     Invesco Small Cap Growth Portfolio

     MFS(R) Research International Portfolio

     Morgan Stanley Mid Cap Growth Portfolio

     PIMCO Total Return Portfolio

     T. Rowe Price Large Cap Value Portfolio

     Victory Sycamore Mid Cap Value Portfolio (formerly Invesco Mid Cap Value
         Portfolio)



BRIGHTHOUSE FUNDS TRUST II -- CLASS A

Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


     BlackRock Bond Income Portfolio

     BlackRock Ultra-Short Term Bond Portfolio

     Jennison Growth Portfolio

     Neuberger Berman Genesis Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     T. Rowe Price Small Cap Growth Portfolio

     Western Asset Management Strategic Bond Opportunities Portfolio



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 1

Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser to each portfolio. The following portfolio is available under the contract:


     Templeton Foreign VIP Fund



PUTNAM VARIABLE TRUST -- CLASS IA

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following portfolio is available under the contract:


     Putnam VT Sustainable Leaders Fund (formerly Putnam VT Multi-Cap Growth
         Fund)


OTHER INFORMATION



THE COMPANY


Brighthouse Life Insurance Company is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.


BLIC is a subsidiary of, and controlled by, Brighthouse Financial, Inc. ("BHF"), a publicly-traded company. Prior to August 4, 2017, BHF was a subsidiary of, and controlled by, MetLife, Inc. On that date, MetLife, Inc. distributed 80.8% of the common stock of BHF to MetLife Inc.'s shareholders and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is a major provider of life insurance and annuity products in the U.S. BLIC's executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.


DISTRIBUTION


The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


CYBERSECURITY


Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on BLIC and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Investment Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues.


Cybersecurity breaches may also impact the issuers of securities in which the Separate Account invests, and it is possible the Investment Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Separate Account will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times.


FEDERAL TAX STATUS
NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.


INTRODUCTION. The discussion contained herein addressing Federal income tax considerations relating to the Policy is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state, local, foreign or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.


We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity but is part of our operations.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified under IRS rules. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Investment Portfolios may fail the diversification requirements of section 817(h) of the Code, which could have adverse tax consequences, including losing the benefit of tax deferral.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in section 7702 of the Code. Although some interim guidance has been provided and some proposed and final regulations have been issued, a comprehensive set of final regulations has not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


We note that the law relating to section 7702 compliance is complex and unclear in many respects. There is a risk, therefore, that the Internal Revenue Service will not concur with some of our interpretations of section 7702. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or distributions, including surrender payments, from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Distributions.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in section 101(a) of the Code. Also, in general, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.


In the case of employer-owned life insurance as defined in section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary. A tax advisor should be consulted on these circumstances.


TAX TREATMENT OF LOANS AND DISTRIBUTIONS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a Modified Endowment Contract ("MEC"). A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years, or 7 years after a material change, exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.


Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.


Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.


Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.


If the Policy is classified as a MEC, then any distribution (including a loan taken from or secured by the Policy) is taxable as ordinary income to the extent of income or gain in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. The exception to the additional 10% federal income tax penalty does not apply to a taxpayer which is a non-natural person, such as a corporation.


If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


If a Policy is not classified as a MEC, then any distribution shall generally be treated first as a recovery of the investment in the Policy which would not be received as taxable income. Distributions will be taxable as ordinary income once your investment in the Policy is reduced to zero. However distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or part as taxable income.


Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Loans from a Policy which is not classified as a MEC will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.


Neither distributions nor loans from or secured by a Policy that is not a MEC are subject to the 10% federal income tax penalty.


If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.


Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.


MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).


TAX TREATMENT OF POLICY SPLIT. With regard to the Joint and Last Survivor Policies, the Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as MECs. A tax adviser should be consulted before exercising either rider.


ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.


QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.


INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


Split dollar plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current federal tax law in effect as of 2018 provides for a $10 million estate, gift and generation-skipping transfer tax exemption (as further indexed for inflation in accordance with applicable law). Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

APPENDIX A

PARTICIPATING INVESTMENT FUNDS
INVESTMENT OBJECTIVES


Below is a listing of the investment advisers and subadvisers, if any, and the investment objectives of each Investment Fund available under the policy. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


              INVESTMENT FUND                              INVESTMENT OBJECTIVE
------------------------------------------- -------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE FUNDS)
 (SERIES I)

 Invesco V.I. International Growth Fund     Seeks long-term growth of capital.
 BRIGHTHOUSE FUNDS TRUST I (CLASS A)

 Brighthouse/Aberdeen Emerging Markets      Seeks capital appreciation.
 Equity Portfolio
 Clarion Global Real Estate Portfolio       Seeks total return through investment in real
                                            estate securities, emphasizing both capital
                                            appreciation and current income.
 ClearBridge Aggressive Growth Portfolio    Seeks capital appreciation.
 Invesco Small Cap Growth Portfolio         Seeks long-term growth of capital.
 MFS(R) Research International Portfolio    Seeks capital appreciation.
 Morgan Stanley Mid Cap Growth              Seeks capital appreciation.
 Portfolio
 PIMCO Total Return Portfolio               Seeks maximum total return, consistent with
                                            the preservation of capital and prudent
                                            investment management.
 T. Rowe Price Large Cap Value Portfolio    Seeks long-term capital appreciation by
                                            investing in common stocks believed to be
                                            undervalued. Income is a secondary
                                            objective.
 Victory Sycamore Mid Cap Value             Seeks high total return by investing in equity
 Portfolio                                  securities of mid-sized companies.
 BRIGHTHOUSE FUNDS TRUST II (CLASS A)

 BlackRock Bond Income Portfolio            Seeks a competitive total return primarily
                                            from investing in fixed-income securities.
 BlackRock Ultra-Short Term Bond            Seeks a high level of current income
 Portfolio                                  consistent with preservation of capital.
 Jennison Growth Portfolio                  Seeks long-term growth of capital.
 Neuberger Berman Genesis Portfolio         Seeks high total return, consisting principally
                                            of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio   Seeks long-term growth of capital.
 T. Rowe Price Small Cap Growth Portfolio   Seeks long-term capital growth.
 Western Asset Management Strategic Bond    Seeks to maximize total return consistent
 Opportunities Portfolio                    with preservation of capital.



              INVESTMENT FUND                       INVESTMENT ADVISER/SUBADVISER
------------------------------------------- ---------------------------------------------
 AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE FUNDS)
 (SERIES I)

 Invesco V.I. International Growth Fund     Invesco Advisers, Inc.
 BRIGHTHOUSE FUNDS TRUST I (CLASS A)

 Brighthouse/Aberdeen Emerging Markets      Brighthouse Investment Advisers, LLC
 Equity Portfolio                           Subadviser: Aberdeen Asset Managers
                                            Limited
 Clarion Global Real Estate Portfolio       Brighthouse Investment Advisers, LLC
                                            Subadviser: CBRE Clarion Securities LLC
 ClearBridge Aggressive Growth Portfolio    Brighthouse Investment Advisers, LLC
                                            Subadviser: ClearBridge Investments, LLC
 Invesco Small Cap Growth Portfolio         Brighthouse Investment Advisers, LLC
                                            Subadviser: Invesco Advisers, Inc.
 MFS(R) Research International Portfolio    Brighthouse Investment Advisers, LLC
                                            Subadviser: Massachusetts Financial Services
                                            Company
 Morgan Stanley Mid Cap Growth              Brighthouse Investment Advisers, LLC
 Portfolio                                  Subadviser: Morgan Stanley Investment
                                            Management Inc.
 PIMCO Total Return Portfolio               Brighthouse Investment Advisers, LLC
                                            Subadviser: Pacific Investment Management
                                            Company LLC
 T. Rowe Price Large Cap Value Portfolio    Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 Victory Sycamore Mid Cap Value             Brighthouse Investment Advisers, LLC
 Portfolio                                  Subadviser: Victory Capital Management
                                            Inc.
 BRIGHTHOUSE FUNDS TRUST II (CLASS A)

 BlackRock Bond Income Portfolio            Brighthouse Investment Advisers, LLC
                                            Subadviser: BlackRock Advisors, LLC
 BlackRock Ultra-Short Term Bond            Brighthouse Investment Advisers, LLC
 Portfolio                                  Subadviser: BlackRock Advisors, LLC
 Jennison Growth Portfolio                  Brighthouse Investment Advisers, LLC
                                            Subadviser: Jennison Associates LLC
 Neuberger Berman Genesis Portfolio         Brighthouse Investment Advisers, LLC
                                            Subadviser: Neuberger Berman Investment
                                            Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 Western Asset Management Strategic Bond    Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                    Subadviser: Western Asset Management
                                            Company

           INVESTMENT FUND                      INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
------------------------------------- --------------------------------------- ----------------------------------
 FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign VIP Fund           Seeks long-term capital growth.         Templeton Investment Counsel, LLC
 PUTNAM VARIABLE TRUST (CLASS IA)

 Putnam VT Sustainable Leaders Fund   Seeks long-term capital appreciation.   Putnam Investment Management, LLC

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment options are no longer available for allocations of premiums or transfers of cash value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Deutsche Variable Series II: Deutsche Government & Agency Securities VIP (Class A ) (closed effective May 1, 2016); (b) Metropolitan Series Fund: BlackRock Capital Appreciation Portfolio (Class A) (formerly BlackRock Legacy Large Cap Growth Portfolio (Class A)) (added and closed effective May 1, 2009).


Effective as of April 28, 2003, General American Money Market Fund was merged into the State Street Research Money Market Portfolio of Metropolitan Series Fund, Inc. and the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.


Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Funds: AIM V.I. Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of Met Investors Series Trust ("MIST"); (b) AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein Premier Growth Portfolio (Class A) was replaced with the Janus Aggressive Growth Portfolio (Class A) of MIST; (c) Franklin Templeton Variable Insurance Products Trust (Class 1): Franklin Small Cap Fund was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class A) of Metropolitan Series Fund, Inc. ("MSF"); and Mutual Shares Securities Fund was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST;
(d) Goldman Sachs Variable Insurance Trust ("GSVIT"): GSVIT Growth and Income Fund (closed effective March 1, 2002) was replaced with the Lord Abbett Growth and Income Fund (Class A) of MIST; and GSVIT International Equity Fund (closed effective March 1, 2002) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST; (e) Liberty Variable Investments: the Newport Tiger Fund, Variable Series (Class A) (closed effective May 1, 2002) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST;
(f) MFS(R) Variable Insurance Trust (Initial Class): MFS(R) Research Series (closed effective May 1, 2003) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of MIST; MFS(R) Emerging Growth Series was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of MSF; and the MFS(R) Strategic Income Series was replaced with the Salomon Brothers Strategic Bond Opportunities Portfolio (Class A) of MSF; (g) Oppenheimer Variable Account Funds (Initial Class): Oppenheimer Strategic Bond Fund/VA was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; Oppenheimer Main Street Fund/VA was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Oppenheimer High Income Fund/VA was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of MIST; Oppenheimer Bond Fund/VA was replaced with the State Street Research Bond Income Portfolio (Class A) of MSF; and (h) Putnam Variable Trust (Class IA): Putnam VT New Value Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Fund (Class A) of MIST; and the Putnam VT International New Opportunities Fund (closed effective May 1, 2003) was replaced with the MFS(R) Research International Portfolio (Class A) of MIST.


Effective as of November 22, 2004, the J.P. Morgan Quality Bond Portfolio (Class A) of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio (Class A) of the Met Investors Series Trust and the J.P. Morgan Select Equity Portfolio (Class A) of the Met Investors Series Trust was closed.


Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AllianceBernstein Variable Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class A) was replaced with the Neuberger Berman Real Estate Portfolio (Class A) of the Met Investors Series Trust; (b) MFS(R) Variable Insurance Trust: the MFS(R) High Income

Series (Initial Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of the Met Investors Series Trust, the MFS(R) Investors Trust Series (Initial Class) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust and the MFS New Discovery Series (Initial Class) was replaced with the Met/AIM Small Cap Growth Portfolio of the Met Investors Series Trust; (c) Putnam Variable Trust: the Putnam VT International Equity Fund (Class IA) was replaced with the MFS Research International Portfolio (Class A) of the Met Investors Series Trust;
(d) Oppenheimer Variable Account Funds: the Oppenheimer Capital Appreciation Fund/VA (Class A) (closed May 1, 2004) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust.


Effective as of April 30, 2007, the following investment portfolios were replaced: (a) AIM Variable Insurance Funds: AIM V.I. Capital Appreciation Fund (Series I) was replaced with the Met/AIM Capital Appreciation Portfolio (Class
A) of the Met Investors Series Trust; and (b) DWS Variable Series II: DWS Small Cap Growth VIP (Class A) was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.


Effective as of April 30, 2007, the Met/Putnam Capital Opportunities Portfolio (Class A) of the Met Investors Series Trust was merged into the Lazard Mid-Cap Portfolio (Class A) of the Met Investors Series Trust.


Effective as of April 28, 2008, the Templeton Developing Markets Securities Fund (Class 1) of the Franklin Templeton Variable Insurance Products Trust was replaced with the MFS(R) Emerging Markets Equity Portfolio (Class A) of the Met Investors Series Trust.


Effective as of May 4, 2009, the Met/AIM Capital Appreciation Portfolio (Class
A) of the Met Investors Series Trust merged into the BlackRock Legacy Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.


Effective as of May 3, 2010, the Putnam VT Growth and Income Fund (Class IA) of the Putnam Variable Trust was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.


Effective as of September 27, 2010, the Putnam VT Vista Fund (Class IA) of the Putnam Variable Trust merged into the Putnam VT Multi-Cap Growth Fund (Class
IA) of the Putnam Variable Trust.


Effective as of April 30, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged into the Jennison Growth Portfolio of the Metropolitan Series Fund.


Effective as of April 29, 2013, the MLA Mid Cap Portfolio (Class A) (which was formerly the Lazard Mid Cap Portfolio (Class A)) of the Met Investors Series Trust was merged into the Neuberger Berman Genesis Portfolio (Class A) of the Metropolitan Series Fund.


Effective as of May 1, 2016, the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust was merged into the Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund.